1 | P a g e AMERANT BANCORP INC. Restricted Stock Unit Agreement This RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is made and entered into by and between Amerant Bancorp, Inc., a Florida corporation (the “Company”) and the “Grantee” (as defined in the signature page), as of the Date of Grant (as defined in the signature page). 1. Certain Definitions. Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Amerant Bancorp Inc. 2018 Equity and Incentive Compensation Plan, as the same may be amended from time to time (the “Plan”). 2. Grant of RSUs. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company has granted to the Grantee, the number of Restricted Stock Units (the “RSUs”) provided in the signature page. Each RSU represents the right of the Grantee to receive one share of Common Stock subject to the terms and conditions of this Agreement. The Grantee shall not be a Stockholder of record and shall have no voting or other Stockholder rights with respect to shares of Common Stock underlying the RSUs prior to the Company’s issuance to the Grantee of such shares following the vesting dates set forth herein. 3. RSUs Not Transferrable. None of the RSUs nor any interest therein or in any Common Stock underlying such RSUs will be transferable other than by will or the laws of descent and distribution prior to payment. Any purported transfer or encumbrance of any RSU in violation of the provisions of this Section 3 shall be void, and the other party to any such purported transaction shall not obtain any rights to or interest in such RSU. 4. Vesting of RSUs. Subject to the terms and conditions of Section 5 and Section 6 of this Agreement, the RSUs covered by this Agreement shall become nonforfeitable and payable to the Grantee pursuant to Section 7 in substantially equal installments on each of the first three (3) anniversaries of the Date of Grant (each such date, a “Vesting Date”), provided that the Grantee shall have been in the continuous service through each such date. For purposes of this Agreement, “continuous service” means that the Grantee’s service with the Company or any Subsidiary, whether as an employee, director or consultant, is not interrupted or terminated. For the avoidance of doubt, the continuous service of the Grantee with the Company or a Subsidiary shall not be deemed to have been interrupted, and the Grantee shall not be deemed to have ceased to be in the service of the Company or any Subsidiary, by reason of (i) the transfer of the Grantee’s service among the Company and any of its Subsidiaries or (ii) the Grantee’s absence or leave, which has been approved by the Board or of the Board of Directors of Amerant Bank N.A. (the “Bank”) (the “Bank Board”) or a duly authorized officer of the Company or any of its Subsidiaries. 5. Accelerated Vesting of RSUs. Notwithstanding the provisions of Section 6 of this Agreement, and subject to the payment provisions of Section 7 hereof, the RSUs will become nonforfeitable and payable earlier than the times provided for in Section 4 under the following circumstances (to the extent the RSUs have not previously become nonforfeitable): (a) Death or Disability: If the Grantee’s continuous service is terminated as a result of the Grantee’s death or Disability prior to any Vesting Date, all of the RSUs covered by this Agreement that are unvested at such time of termination will vest and become payable in full. (b) Termination Without Cause or by Grantee for Good Reason. If the Company terminates the Grantee’s continuous service Without Cause or the Grantee terminates continuous service for Good Reason, the number of RSUs that will vest on the termination date shall be the excess of (x) the RSUs granted to the Grantee on the Date of Grant multiplied by a fraction, the numerator of which is the number of full months since the Date of Grant during which

2 | P a g e the Grantee was employed by the Company and the denominator of which is 36, minus (y) the number of RSUs that have previously vested under this Agreement prior to the termination of the Grantee’s continuous service. (c) Change in Control. Upon a Change in Control that occurs prior to any Vesting Date while the Grantee remains in continuous service, all of the RSUs covered by this Agreement that are unvested at such time will vest and become payable in full as of the Change in Control except to the extent that a Replacement Award is provided to the Grantee to continue, replace or assume the RSUs covered by this Agreement (the “Replaced Award”). If, after receiving a Replacement Award, the Grantee experiences a termination of service with the Company or a Subsidiary (or any of their successors) (as applicable, the “Successor”) by reason of a termination by Successor without Cause or by the Grantee for Good Reason, in each case within a period of twelve (12) months after the Change in Control and during the remaining vesting period for the Replacement Award, the Replacement Award shall immediately vest and become payable in full. Notwithstanding the foregoing, upon a Change in Control that occurs prior to any Vesting Date while the Grantee remains in continuous service, all of the RSUs covered by this Agreement that are unvested at such time will vest and become payable in full as of the Change in Control if the Company or the Successor does not have the ability to grant a Replacement Award to Grantee. (d) Definitions. For purposes of this Agreement, unless otherwise defined in an employment agreement: (i) “Cause” shall mean, as determined in the sole discretion of the Company or any of its Subsidiaries, any one or more of the following: (a)(I) indictment of Grantee, or plea of guilty or plea of nolo contendere by Grantee, to a charge of an act constituting a felony under the federal laws of the United States, the laws of any state, or any other applicable law; (II) fraud, embezzlement, or misappropriation of assets; (III) or willful misfeasance, dishonesty, or other actions or criminal conduct that materially and adversely affects the business (including business reputation) or financial condition of the Company or any of its Subsidiaries; (b) material violation by Grantee of any law or regulation applicable to the business of the Company or any of its Subsidiaries; (c) failure or refusal by Grantee to follow the lawful written directives, policies or procedures established by or at the direction of the Company or any of its Subsidiaries which, if able to be cured, is not cured within fourteen (14) days after Grantee’s receipt of written notice thereof from the Company or any of its Subsidiaries; (d) a violation of any fiduciary or similar law or common law duty owed to the Company or any of its Subsidiaries; or (e) violation by Grantee of any material covenant or obligation under this Agreement or any other agreement entered into by and between Grantee and Company or a Subsidiary. (ii) “Change in Control” shall mean the occurrence (after the Date of Grant) of any of the following events: (A) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then-outstanding Voting Securities (as defined below) (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company which reduces the number of Outstanding Company Voting Securities and thereby results in any person acquiring beneficial ownership of more than 35% of the Outstanding Company Voting Securities; provided, that, if after such acquisition by the Company such person

3 | P a g e becomes the beneficial owner of additional Company Voting Securities that increases the percentage of Outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (4) an acquisition by an underwriter temporarily holding securities pursuant to a bona fide public offering of such securities, (5) an acquisition pursuant to a Business Combination (as defined in Section 5(d)(ii)(C)(i), (ii) or (iii) below), or (6) a transaction (other than the one described in paragraph (C) below) in which Outstanding Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (6) does not constitute a Change in Control of the Company under this paragraph (A); or (7) any acquisition pursuant to a transaction that complies with Section 5(d)(ii)(C) below; (B) individuals who, as of the Date of Grant, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (C) consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions, or the acquisition of assets or securities of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of voting common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding Voting Securities, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock (or, for a non- corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting

4 | P a g e securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or (D) approval by the Stockholders of a complete liquidation or dissolution of the Company. A Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A. (iii)“Disability” shall mean, as determined in the sole discretion of the Company, that Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one (1) year. (iv) “Good Reason” shall mean Grantee's termination of employment within ninety (90) days following the expiration of any cure period (discussed below) following the occurrence, without Grantee's consent, of one or more of the following: (a) a material reduction in Grantee's base compensation or incentive compensation opportunity; provided, that a reduction of less than five percent (5%) will not be considered a material reduction in such compensation; (b) a material reduction in the authority or responsibilities of Grantee’s position; (c) a change in the primary location at which Grantee is required to perform duties of his or her employment to a location more than 50 miles from location at which his or her office is located on the Effective Date; or (d) a material breach by the Company of a material provision of this Agreement. Grantee will not be considered to have resigned for Good Reason unless Grantee provides the Company with written notice of the existence of the applicable good reason condition within sixty (60) days of the date the Grantee believes the condition first arose, specifically identifying the acts or omissions constituting the grounds for Good Reason and a reasonable cure period of not less than thirty (30) days following the date of such notice during which such condition must not have been cured.. (v) “Replacement Award” shall mean an award (A) of the same type (e.g., time-based RSUs) as the Replaced Award, (B) that has a value at least equal to the value of the Replaced Award, (C) that relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control, (D) if the Grantee holding the Replaced Award is subject to U.S. federal income tax under the Code, the tax consequences of which to such Grantee under the Code are not less favorable to such Grantee than the tax consequences of the Replaced Award, and (E) the other terms and conditions of which are not less favorable to the Grantee holding the Replaced Award than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). A Replacement Award may be granted only to the extent it does not result in the Replaced Award or Replacement Award failing to comply with or be exempt from Section 409A of the Code. Without limiting the generality of the foregoing, the Replacement Award may take the

5 | P a g e form of a continuation of the Replaced Award if the requirements of the two preceding sentences are satisfied. The determination of whether a Replacement Award has been granted will be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. (vi) “Voting Securities” shall have the meaning provided in Board of Governors of the Federal Reserve System Regulation Y, §225.2(q). As of the Date of Grant, the Company’s only Voting Securities were its outstanding shares of Class A voting Common Stock. 6. Forfeiture of RSUs. Except to the extent the RSUs covered by this Agreement have become nonforfeitable pursuant to Section 4 or Section 5 hereof, the RSUs covered by this Agreement shall be forfeited automatically and without further notice on the date that the Grantee ceases to provide continuous service. 7. Form and Time of Settlement of RSUs. Settlement in respect of the RSUs after and to the extent they have become nonforfeitable shall be made in the form of Common Stock via book entry. Such delivery shall be made within ten (10) days following the date that the RSUs become nonforfeitable pursuant to Section 4 or Section 5 hereof. 8. Payment of Dividend Equivalents. With respect to each of the RSUs covered by this Agreement, the Grantee shall be credited on the records of the Company with dividend equivalents in an amount equal to the amount per Common Stock of any cash dividends declared by the Board on the outstanding Common Stock during the period beginning on the Date of Grant and ending on the date on which the Grantee receives payment for the RSUs pursuant to Section 7 hereof. These dividend equivalents will accumulate without interest and, subject to the terms and conditions of this Agreement, will be paid in cash at the same time of vesting of the RSUs for which the dividend equivalents were credited. The dividend equivalents on the RSUs will be deferred until, and paid contingent upon, the vesting of the RSUs. For the avoidance of doubt, the Grantee will forfeit any accumulated dividend equivalents if the RSUs do not vest pursuant to Section 4 or Section 5 hereof. 9. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with the vesting of the RSUs, or any other payment to the Grantee or any other payment or vesting event under this Agreement, and the amounts available to the Company for such withholding are insufficient, the Company shall retain a portion of the shares of Common Stock to be issued pursuant to Section 7 to satisfy such withholding requirement and the shares so retained shall be credited against such withholding requirement at the Market Value per Share of such Common Stock on the date of such delivery. In no event will the market value of the Common Stock to be withheld and/or delivered pursuant to this Section 9 to satisfy applicable withholding taxes exceed the minimum amount of taxes required to be withheld. 10. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of the Plan and this Agreement, the Company shall not be obligated to issue any Common Stock pursuant to this Agreement if the issuance thereof would result in a violation of any such law. 11. Adjustments. The number of RSUs subject to this Agreement and the other terms and conditions of the grant evidenced by this Agreement are subject to adjustment as provided in Section 11 of the Plan. 12. No Right to Future Awards or Employment. The grant of the RSUs under this Agreement to the Grantee is a voluntary, discretionary award being made on a one-time basis and it does not constitute a commitment to make any future awards. The grant of the RSUs and any payments made hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing contained in this Agreement shall confer upon the Grantee any right to be employed or remain employed by the Bank, the Company or any of its Subsidiaries, nor limit or affect

6 | P a g e in any manner the right of the Bank, the Company or any of its Subsidiaries to terminate the employment or adjust the compensation of the Grantee. 13. Relation to Other Benefits. Any economic or other benefit to the Grantee under this Agreement or the Plan shall not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any of its Subsidiaries and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries. 14. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that (a) no amendment shall adversely affect the rights of the Grantee under this Agreement without the Grantee’s written consent, and (b) the Grantee’s consent shall not be required to an amendment that is deemed necessary by the Company to ensure compliance with Section 409A of the Code and Section 10D of the Exchange Act. 15. Severability. The invalidity or partial invalidity of any portion of the Agreement will not affect the validity of any other provision. In the event that any provision of this Agreement is held to be invalid, the remaining provisions shall be deemed to be in full force and effect as if they had been executed by the parties subsequent to the expungement or judicial modification of the invalid provision. 16. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan and in the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. The Committee acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein or in the Plan, have the right to determine any questions which arise in connection with this Agreement. 17. Electronic Delivery. The Company may, in its sole discretion, deliver any documents related to the RSUs and the Grantee’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 18. Arbitration. (a) Arbitration. With the exception of injunctive relief, to be filed in any state or federal court situated in Miami-Dade County, the Parties agree that any and all controversies, claims, or disputes between Grantee and the Company or any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise arising out of, relating to, or resulting from Grantee's employment with the Company or termination thereof, including any breach of this Agreement, will be subject to binding arbitration under the then applicable Employment Dispute Resolution Rules of the American Arbitration Association. Claims subject to arbitration include but are not limited to claims under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Fair Labor Standards Act, the Older Workers Benefit Protection Act, the Sarbanes Oxley Act, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, claims for breach of contract (express or implied), claims for violation of public policy or wrongful termination, and any other statutory or common law claim under federal or state law as permitted by law. (b) Procedure. In any such arbitration, the arbitrators shall consist of a panel of three arbitrators, which shall act by majority vote and which shall consist of one arbitrator selected by each party subject to the arbitration and a third arbitrator selected by the two arbitrators so selected, who shall be either a certified public accountant or an attorney at law licensed to practice in the State of Florida and who shall act as chairman of the arbitration panel; provided that, if one party selects its arbitrator for the panel and the other party fails to so select its arbitrator

7 | P a g e within ten (10) business days after being requested by the first party to do so, then the sole arbitrator shall be the arbitrator selected by the first party. A decision in any such arbitration shall apply both to the particular question submitted and to all similar questions arising thereafter and shall be binding and conclusive upon both parties and shall be enforceable in any court having jurisdiction over the party to be charged. Each party shall bear the cost of its own attorney’s fees. However, if any party prevails on a claim that, according to applicable law, affords the prevailing party attorney’s fees, the arbitrator may award reasonable attorney’s fees to the prevailing party. All other costs and expenses of arbitration shall be borne by the Company. All rights and remedies of each party under this Agreement are cumulative and in addition to all other rights and remedies that may be available to that party from time to time, whether under any other agreement, at law or in equity. Any arbitration under this Agreement shall be conducted in Miami Dade County, Florida, or virtually if otherwise agreed by the parties. (c) Remedy. Except as otherwise provided by law or this Agreement, arbitration shall be the sole, exclusive, and final remedy for any dispute between Grantee and the Company. Accordingly, except as otherwise provided by law or this Agreement, Grantee and the Company hereby waive the right to seek remedies for any such disputes in court, including the right to a jury trial. Notwithstanding, the arbitrator will not have the authority to disregard or refuse to enforce any lawful Company policy, and the arbitrator will not order or require the Company to adopt a policy not otherwise required by law which the Company has not adopted. 19. Choice of Law. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Florida without giving effect to provisions governing the choice of law. 20. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Agreement and the Plan comply with, or be exempt from, the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Grantee. This Agreement and the Plan shall be administered in a manner consistent with this intent. Reference to Section 409A of the Code is to Section 409A of the Internal Revenue Code of 1986, as amended, and will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. 21. Successors and Assigns. Without limiting Section 3 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Grantee, and the successors and assigns of the Company unless terminated in compliance with the terms of the Plan. 22. Acknowledgement. The Grantee acknowledges that the Grantee (a) has received a copy of the Plan, (b) has had an opportunity to review the terms of this Agreement and the Plan, (c) understands the terms and conditions of this Agreement and the Plan and (d) agrees to such terms and conditions. Nothing in this Agreement prevents the Grantee from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations. 23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement. 24. Notices. All notices, requests, instructions, demands, consents, authorizations or other communications hereunder between the parties will be in writing and will be deemed to have been duly delivered and received if: (1) delivered in person with return receipt requested or by courier (e.g., include but are not limited to FedEx, DHL, UPS, etc.); (2) delivered by facsimile or e-mail with acknowledgement returned promptly thereafter by facsimile or e-mail; and (3) if mailed by U.S. mail – then by certified, return

8 | P a g e receipt requested to the address of the Grantee within Company’s records, or as may be updated by written communication of the parties. The address for the Company shall be as follows: Amerant Bancorp, Inc., Attention Legal Department, 220 Alhambra Circle, Coral Gables, FL 33134. 25. WAIVER OF TRIAL BY JURY. EMPLOYEE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A JURY TRIAL IN ANY LAWSUIT THAT ARISES AT ANY TIME OUT OF THIS AGREEMENT, WHETHER BASED ON A CLAIM OR COUNTERCLAIM AND REGARDLESS OF THE NATURE OF THE CLAIM OR COUNTERCLAIM, INCLUDING CLAIMS UNDER TORT, CONTRACT, STATUTORY, OR COMMON LAW. [Signature Page Follows]

9 | P a g e IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the Date of Grant, as set forth below. AMERANT BANCORP INC. By: _________________________________________ Name: Title: Date of Grant: _________________ RSU’s granted: _________________ GRANTEE By: _________________________________________ Name: Title: